iShares®

iShares, Inc.

Supplement dated June 27, 2025 (the “Supplement”)

to the currently effective

Statement of Additional Information (the “SAI”) for the

iShares J.P. Morgan EM Local Currency Bond ETF (LEMB) (the “Fund”)

Change to the Fund’s “Construction and Maintenance of the Underlying Indexes”

The second paragraph of the section entitled “J.P. Morgan GBI-EM Global Diversified 15% Cap 4% Floor Index” on page 38 of the SAI is deleted in its entirety and replaced with the following:

Index Methodology. For three consecutive years, eligible issuer countries must have gross national income (“GNI”) below the Index Income Ceiling (“IIC”) or an Index PPP Ratio (“IPR”) below the Index Provider’s emerging market threshold. The Index Provider defines IIC as the GNI per capita level that is adjusted every year by the growth rate of the World GNI per capita, provided by the World Bank annually. For the IPR, it is calculated from the one-year lagged GDP data available in IMF’s World Economic Outlook publication.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP-LEMB-0625

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